SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                              ----------------------

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 14, 1997

                                PDV AMERICA, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       001-12138              51-0297556
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          (State or other          (Commission File Number)     (I.R.S. Employer
          Jurisdiction of                                        Identification
          Incorporation)                                         Number)



          750 Lexington Avenue, New York, New York                  10022
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          (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (212) 753-5340





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Item 5.  Other Events.

         On July 14, 1997, Petroleos de Venezuela S.A. ("PDVSA"), the Registrant's parent corporation, announced the beginnings of PDVSA's internal reorganization. A copy of the pertinent announcement submitted with PDVSA's Form 6-K filing on July 30, 1997 with the Securities and Exchange Commission is attached hereto as Exhibit 99.1.






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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                PDV AMERICA, INC.



Date:  August 11, 1997          By:    /s/ Alonso Velasco
                                   ----------------------

                                Name:      Alonso Velasco
                                Title:     President, Chief Executive and
                                             Financial Officer




Date:  August 11, 1997          By:  /s/ Jose M. Portas
                                  --------------------

                                Name:      Jose M. Portas
                                Title:     Secretary


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                Description                                     Page
-----------                -----------                                     ----

Exhibit 99.1               Announcement excerpted from Form 6-K filed by
                           PDVSA dated July 30, 1997                       5

                                                                    Exhibit 99.1


Petroleos de Venezuela, S.A. announces plan to transform its corporate structure


         On July 14, 1997, Luis E. Giusti, President of Petroleos de Venezuela, S.A. ("PDVSA"), announced the beginning of the restructuring of the Venezuelan oil holding. The new organization will emphasize PDVSA's core business functions. Mr. Giusti stated, "new realities require the complete and permanent search for the creation of value for the corporation. High efficiency must be replaced by maximum efficiency."

         PDVSA's international subsidiaries and European ventures will not be directly affected by the restructuring, although management expects such entities to benefit from PDVSA's improved organization.

         The first stage of PDVSA's new organization is scheduled to be implemented by the first quarter of 1998. As a result of this transformation, PDVSA anticipates that more competitive advantages and substantial savings will translate into a significant increase in value to the shareholder. "Our past success does not guarantee success in the future. To be successful we must change," noted Mr. Giusti.

         PDVSA's 1996 net sales totaled US$ 33.9 billion while pre-tax income was US$ 10.7 billion; proven oil reserves increased 6.3 billion barrels to 72.6 billion barrels; and 2,243 thousand barrels per day were processed in its extensive worldwide refining system. Last year, PDVSA became the leading exporter of crude and oil products to the United States, which is also its largest market.